POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Ramon de Oliveira
Ramon de Oliveira, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Barbara Fallon-Walsh
Barbara Fallon-Walsh, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)

County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Peter S. Kraus
Peter S. Kraus, Director

State of New York)

County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Peter S. Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Anders B. Malmstrom
Anders B. Malmstrom,
Senior Executive Director and Chief Financial Officer

State of New York)

County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Anders B. Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of September, 2013.

/s/ Andrea Nitzan
Andrea Nitzan, Executive Director and Chief Accounting Officer

State of New York)

County of New York) ss.:

On the 11th day of September in the year 2013 before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Mark Pearson
Mark Pearson, Chairman of the Board, Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Bertram Scott
Bertram Scott, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Bertram Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Kermitt J. Brooks, Christina Banthin, Kathleen P. DeCelie, Dodie Kent, Edward Velasquez, Nicholas Huth and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-173731

333-177420

333-180965

333-186796

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option and Structured Capital StrategiesSM.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

Form N-6 registration statement(s) to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2013.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)
County of New York) ss.:

On the 12th day of September in the year 2013 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable